UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

HIVE DIGITAL TECHNOLOGIES LTD.
(Exact name of registrant as specified in its charter)

British Columbia	001-40398	98-1831411
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7900 Callaghan Road, Suite 128
 San Antonio, Texas, United States 78229
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 664-1078

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, without par value	HIVE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 16, 2026, HIVE Digital Technologies Ltd. a British Columbia corporation (the "Company" or "HIVE") amended and restated its existing Equity Distribution Agreement with  Keefe, Bruyette & Woods, Inc., Cantor Fitzgerald & Co., Canaccord Genuity LLC, Roth Capital Partners LLC, B. Riley Securities, Inc., Northland Securities, Inc., and Rosenblatt Securities Inc. (the "U.S. Agents"), Stifel Nicolaus Canada Inc., Cantor Fitzgerald Canada Corporation, Canaccord Genuity Corp. and Roth Canada, Inc. (the "Canadian Agents" and, collectively together with the U.S. Agents, the "Agents") dated November 25, 2025 (such Equity Distribution Agreement, as amended and restated, is referred to herein as the "Equity Distribution Agreement"). Under the Equity Distribution Agreement, the Company  may, from time to time at its option to or through any of the Agents, acting as agent and/or principal, offer and sell up to US$300,000,000 of shares of the Company's no par value common stock (the "Offering").

On June 17, 2026, the Company filed a prospectus supplement (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “SEC”) as part of post-effective no. 1 on Form S-3ASR to the Company’s automatic shelf registration statement on Form F-3ASR (File No. 333-291676), originally filed with the SEC on November 20, 2025 (such registration statement, as amended, is referred to herein as the “Registration Statement”). Under the Prospectus Supplement, shares of the Company’s no par value common stock having an aggregate offering price of up to $214,696,023 may be sold, which reflects the unused portion of the previously authorized aggregate offering amount under the Equity Distribution Agreement as of the date of the Prospectus Supplement. The Prospectus Supplement supersedes and replaces, in its entirety, the Company’s prospectus supplement related to the Registration Statement and the Offering filed with the SEC on November 25, 2025.

Sales of the Common Shares under the Equity Distribution Agreement may be made by any method that is deemed to be an "at the market" offering as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the "Securities Act") or by any other method permitted by law. The Company may make sales of the Shares under the Equity Distribution Agreement in Canada to or through the Canadian Agents, subject to certain terms and conditions set forth therein including the filing of a prospectus in each of the provinces and territories of Canada qualifying the Shares in "at-the-market" offerings under Canadian securities laws. Each Agent will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices. The compensation payable to the Agents for sales of Shares pursuant to the Equity Distribution Agreement will be up to 3.0% of the gross proceeds for any Shares sold to or through them. The Equity Distribution Agreement may be terminated by the Company or the Agents in accordance with the terms therein.

The description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Equity Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 7.01 Regulation FD Disclosure.

On June 18, 2026, the Company issued a press release (the "BUZZ PR") regarding the "BUZZ Agreement" (as defined below). A copy of the BUZZ PR is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Also on June 18, 2026, the Company issued a press release (the "Boden PR") regarding the "Boden Acquisition" (as defined below). A copy of the Boden PR is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

On June 22, 2026, the Company issued a press release (the “Paraguay PR”) regarding the results of a research project studying the performance of HIVE’s A40 GPUs undertaken in collaboration with the Department of Industrial Engineering and Operations Research at Columbia University in New York, and providing an update regarding in progress on its facilities in Yguazú, Paraguay. A copy of the Paraguay PR is furnished herewith as Exhibit 99.3 and is incorporated by reference herein.

The information set forth in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Exchange Act or the  Securities Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report on Form 8-K (the "Report") will not be deemed an admission as to the materiality of any information in this Report that is required to be disclosed solely under Regulation FD.

Item 8.01 Other Events

On June 18, 2026, the Company announced that the Company's wholly-owned subsidiary, BUZZ High Performance Computing Inc. ("BUZZ") entered into an agreement with Bell Canada ("Bell") and Cohere Inc.  ("Cohere") for the construction and implementation of Canadian sovereign AI infrastructure (the "BUZZ Agreement").  The Buzz Agreement contemplates that BUZZ will deploy a sovereign AI cloud and GPU cluster infrastructure at Bell's purpose-built facility in Merritt, British Columbia. The deployment is intended to provide a high-performance compute layer on which Cohere will operate its foundation models and enterprise AI solutions for government and corporate customers across Canada.

Also on June 18, 2026, the Company announced that the Boden Municipal Council in Boden, Sweden has approved the Company's acquisition of the Company's leased facility known as the "Big Boden 32 MW data center" from Bodens Utvecklings AB (the "Boden Acquisition").  The Big Boden facility has anchored HIVE's Swedish operations since 2018. The Company intends to advance the Big Boden data center toward Tier III infrastructure standards.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1, 99.2. and 99.3, contains forward-looking statements, including, but not limited to, all statements related to the planned upgrade of the construction and implementation of Canadian sovereign AI infrastructure, the acquisition of the Company's facility located in Boden Sweden, the performance of the BUZZ AI Cloud platform in Asunción, Paraguay, and the anticipated energization of the Yguazú substation . These forward-looking statements are based on the Company's current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Do not place undue reliance on these forward-looking statements, which speak only as of the date hereof. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with market risks, trends and conditions. These and other risks and uncertainties relating to the Company and its business can be found under the caption "Risk Factors" and elsewhere in the Company's Securities and Exchange Commission filings and reports, including the Company's Annual Report on Form 10-K for the year ended March 31, 2026, as well as future filings and reports by the Company. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Amended and Restated Equity Distribution Agreement dated as of June 16, 2026 by and among the Registrant and Keefe, Bruyette & Woods, Inc., Cantor Fitzgerald & Co., Canaccord Genuity LLC, Roth Capital Partners LLC, B. Riley Securities, Inc., Northland Securities, Inc., Rosenblatt Securities Inc., Stifel Nicolaus Canada Inc., Cantor Fitzgerald Canada Corporation, Canaccord Genuity Corp. and Roth Canada, Inc. (incorporated by reference to the Company's Post-Effective No. 1 to Form F-3 on Form S-3 (File No. 333-291676) filed with the Commission on June 16, 2026)
99.1	Press Release dated June 18, 2026
99.2	Press Release dated June 18, 2026
99.3	Press Release Dated June 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIVE DIGITAL TECHNOLOGIES LTD.

By:	/s/ Darcy Daubaras
Name:	Darcy Daubaras
Title:	Chief Financial Officer

Date: June 22, 2026